UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                             -----------------------

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                        Date of Report: October 17, 2007

                                  TIFFANY & CO.

             (Exact name of Registrant as specified in its charter)



        Delaware                       1-9494                  13-3228013
(State or other jurisdiction        (Commission              (I.R.S. Employer
     of incorporation)               File Number)           Identification0 No.)


   727 Fifth Avenue, New York, New York                           10022
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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This Form 8-K/A amends the Form 8-K filed by the Company  dated October 17, 2007 and filed with the Commission on October 17, 2007. The Form 8-K was filed to announce the issuance of a press release. The Exhibit Index erroneously stated the date of the press release to be August 30, 2007, and that date should have been October 17, 2007.


Item 8.01         Other Events.

On October 17, 2007, Registrant issued a press release announcing a significant increase in the number of TIFFANY & CO. stores it plans to open in the U.S. To facilitate that increase, the Company has developed a new, smaller-format store that will occupy approximately 2,000 gross square feet and offer a wide range of jewelry designs except engagement jewelry. It has the working name TIFFANY & CO. COLLECTIONS and the first store is expected to open in 2008. A copy of the October 17, 2007 press release is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.


Item 9.01.        Financial Statements and Exhibits.

       (c)        Exhibits

                  99.1  Press Release dated October 17, 2007.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              TIFFANY & CO.


                                      BY:    /s/ James N. Fernandez
                                            ----------------------------
                                            James N. Fernandez
                                            Executive Vice President and
                                            Chief Financial Officer



Date:  October 17, 2007



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                                  EXHIBIT INDEX

Exhibit No.       Description

99.1              Text of Press Release issued by Tiffany & Co., dated
                  October 17, 2007.